EXHIBIT 1

                              ARMS II Global Fund 3

          Bondholders Report Related to the April 13, 2004 Distribution
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Bond Trust      ARMS II GLOBAL FUND 3
  Deed
Schedule 8
Reference       BONDHOLDERS REPORT RELATED TO APRIL 13, 2004 DISTRIBUTION
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
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               REPORTING DATES

               Cut-Off Date                                                                                        March 31, 2004
               Determination Date                                                                                   April 7, 2004
               Payment Date                                                                                        April 13, 2004
               Start Interest Period                                                                             January 29, 2004
               End Interest Period                                                                                 April 12, 2004
               No of Days in Interest Period                                                                                   75
               Start Calculation Period                                                                          January 29, 2004
               End Calculation Period                                                                              March 31, 2004
               No of Days in Calculation Period                                                                                63

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               SECURITIES ON ISSUE                                              Amount         Amount                   Amount
                                                                                (US$)          (EURO)                    (A$)
               Class A Bonds
               Initial Face Value                                             725,000,000    425,000,000            1,650,668,680
                 Previous Principal Distribution                                        -              -                        -
                 Principal Distribution for current calculation period         11,455,000      6,715,000               26,080,565
               Total Principal Distribution to date                            11,455,000      6,715,000               26,080,565

               Beginning Principal Amount                                     725,000,000    425,000,000            1,650,668,680
     (a)       Ending Principal Amount                                        713,545,000    418,285,000            1,624,588,115
               less Unreimbursed Charge-offs                                            -              -                        -
               Beginning Stated Amount                                        725,000,000    425,000,000            1,650,668,680
     (a)       Ending Stated Amount                                           713,545,000    418,285,000            1,624,588,115


               Class B Bonds
               Initial Face Value                                              25,000,000     16,900,000               60,599,655
                 Previous Principal Distribution                                                                                -
                 Principal Distribution for current calculation period                                                          -
               Total Principal Distribution to date                                                                             -

               Beginning Principal Amount                                      25,000,000     16,900,000               60,599,655
     (a)       Ending Principal Amount                                         25,000,000     16,900,000               60,599,655
               less Unreimbursed Charge-offs                                                                                    -
               Beginning Stated Amount                                         25,000,000     16,900,000               60,599,655
     (a)       Ending Stated Amount                                            25,000,000     16,900,000               60,599,655

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               INTEREST RATE FOR ACCRUAL PERIOD                                  Libor /        Interest                 Interest
                                                                             Bank Bill Rate      Margin                     Rate

               USD
               Class A1a Bonds                                                    1.11484        0.21000                  1.32484
               Class B1a Bonds                                                    1.11484        0.65000                  1.76484

               EURO
               Class A1b Bonds                                                    2.07600        0.21000                  2.28600
               Class B1b Bonds                                                    2.07600        0.65000                  2.72600

               AUD
               Class A1a Bonds (payable to Currency Swap Provider)                5.58830        0.38190                  5.97020
               Class B1a Bonds                                                    5.58830        0.88790                  6.47620
               Class A1b Bonds (payable to Currency Swap Provider)                5.58830        0.36870                  5.95700
               Class B1b Bonds                                                    5.58830        0.87170                  6.46000

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               DISTRIBUTIONS PAYABLE ON PAYMENT DATE                              $US            EURO                       $A

               Interest Entitlement:
     (b)            Class A1a Bonds                                             2,001,073                              11,702,582
     (b)            Class B1a Bonds                                                91,920                                 437,739
                    Class A1b Bonds                                                            2,024,063                8,528,155
                    Class B1b Bonds                                                               95,978                  367,754

               Principal Repayment:
     (c)            Class A1a Bonds                                            11,455,000              -               15,072,368
     (c)            Class B1a Bonds                                                     -              -                        -
                    Class A1b Bonds                                                     -      6,715,000               11,008,197
                    Class B1b Bonds                                                     -              -                        -

               Total:
                    Class A Bonds                                              13,456,073      8,739,063               27,212,689
                    Class B Bonds                                                  91,920         95,978               19,904,106

               Total                                                           13,547,993      8,835,041               47,116,795

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Bond Trust      ARMS II GLOBAL FUND 3
  Deed
Schedule 8
Reference       BONDHOLDERS REPORT RELATED TO APRIL 13, 2004 DISTRIBUTION
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               POOL FACTORS                                                       Last                               Current
                                                                              Distribution                         Distribution
                                                                                  Date                                 Date

     (h)       Class A Bonds                                                       1.0000                                  0.9842
               Class B Bonds                                                       1.0000                                  1.0000

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     (d)       INCOME COLLECTIONS FOR CALCULATION PERIOD                                                            19,896,381.33

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               AVAILABLE AMORTISATION AMOUNT                                                                             $AUD

     (i)       Scheduled Principal Collections                                                                          2,373,333
     (i)       Unscheduled  Principal Collections                                                                      47,150,076

               Gross Principal Collections                                                                             49,523,409

               less
     (g)       Redraw Advances, Line of Credit Advances and
               Permitted Further Advances                                                                              21,923,862

     (e)       Net Principal Collections                                                                               27,599,547

               Application of Cash Reserve and Advances
               Reserve as Available Amortisation Amount                                                                         0

     (l)       Charge-offs and Unreimbursed Charge-offs                                                                         0

     (f)       Available Amortisation Amount                                                                           27,599,547

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               PORTFOLIO INFORMATION
               (based on Loans forming part of the Assets of the Fund as at the last day of the Calculation Period)

     (j)       Aggregate Face Value of Loans                                                                        1,679,193,636
               Total number of Loans                                                                                        6,807
               Average Loan Balance                                                                                    246,686.30
               Weighted Average LVR                                                                                       77.1760

               Seasoning                                                      NO OF LOANS       % TOTAL                BALANCE
                 3 - 6 months                                                      3,950         60.13%             1,009,774,568
                 6 - 12 months                                                     1,667         23.74%               398,651,748
                12 - 18 months                                                        588          9.29%              155,961,162
                18 - 24 months                                                        323          4.42%               74,275,587
                24 - 36 months                                                        103          1.32%               22,173,316
                36 - 48 months                                                         16          0.17%                2,848,512
                48 - 60 months                                                          9          0.08%                1,361,343
                > than 60 months                                                      151          0.84%               14,147,401
                                                                                    6,807        100.00%            1,679,193,636

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     (k)       AGGREGATE LOSS AMOUNT                                                                                    NIL

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     (m)       DELINQUENCY AND LOSSES

               DELINQUENCY                                          NO OF           % OF      AUD AMOUNT                    % OF
                                                                    LOANS           POOL        OF LOANS                    POOL

               31 - 60 days                                            20           0.29%      61,615.36                    0.00%
               61 - 90 days                                            11           0.16%      43,109.60                    0.00%
               90+ days                                                 4           0.06%      12,445.92                    0.00%

               LOSSES                                                                            AUD

               Mortgage Insurance claims made                                                    Nil

               Mortgage Insurance claims paid                                                    Nil

               Mortgage Insurance claims pending                                                 Nil

               Mortgage Insurance claims denied                                                  Nil

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